                                                                   EXHIBIT 10.29



                       SECOND LOAN MODIFICATION AGREEMENT



         This SECOND LOAN MODIFICATION AGREEMENT ("Agreement") is dated and effective as of May 18, 1998, by and among UOL PUBLISHING, INC., COGNITIVE TRAINING ASSOCIATES, INC., IVY SOFTWARE, INC., COOPER & ASSOCIATES, INC., HTR, INC., and UOL LEASING, INC. (collectively, the "Borrowers" and individually a "Borrower"), NARASIMHAN P. KANNAN (the "Guarantor"), and FIRST UNION NATIONAL BANK ("First Union").

                                    RECITALS

                 1. The Borrowers are indebted to First Union under a Promissory Note dated December 15, 1997 in the face amount of $3,000,000 evidencing a line of credit to the Borrowers for working capital (the "Line of Credit").

                 2. The Borrowers are also indebted to First Union under a Promissory Note dated December 15, 1997 in the face amount of $3,000,000, evidencing a term loan to the Borrowers (the "Term Loan").

                 3. On December 15, 1997, First Union and the Borrowers entered into a Loan Agreement setting forth certain obligations of the Borrowers in connection with the Line of Credit and the Term Loan.

                 4. On December 15, 1997, the Borrowers executed in favor of First Union a Security Agreement by which the Borrowers granted to First Union a security interest in their accounts, inventory, equipment and general intangibles (the "Collateral") to secure payment of, among other things, the Term Loan and the Line of Credit.

                 5. First Union filed financing statements to perfect its security interest in the Collateral.

                 6. The Borrowers, the Guarantor and First Union modified the terms of the above-described loan documents, effective March 31, 1998, pursuant to a Loan Modification Agreement and related documents, including a First Allonge to Promissory Note (Line of Credit), a First Allonge to Promissory Note (Term Loan), an Unconditional Guaranty of Payment, a First Amendment to Loan Agreement, and a First Amendment to Security Agreement.

                 7. As of May 18, 1998, there was due on the Line of Credit principal of $1,500,000, and accrued interest.

                 8. As of May 18, 1998, there was due on the Term Loan principal of $2,500,000 and accrued interest.

                 9. The Borrowers are in default under the Line of Credit and the Term Loan by reason of, among other things, their violation of certain financial covenants set forth in the Loan Agreement, as amended.

                 10. The Borrowers and First Union are executing this Agreement and the other documents called for in this Agreement to cure their default under their loan facilities with First Union.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

                 1. Recitals. The recitals set forth above are a material part of this Agreement. The Borrowers acknowledge and affirm the truth and accuracy of the recitals set forth above.

                 2. Confirmation and Ratification of Documents. The Borrowers agree that all of the loan documents described in the recitals (collectively, the "Loan Documents") are in full force and effect, and that they shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms. The Borrowers agree that First Union's security interest in the Collateral shall remain in full force and effect to secure payment of the Line of Credit and the Term Loan, and performance of other obligations. The Borrowers ratify and confirm their respective obligations under the Loan Documents, and agree that the execution and delivery of this Agreement shall not in any way diminish or invalidate any of their respective debts or obligations under the Loan Documents. All parties consent to the execution and delivery of this Agreement and to all of the provisions of this Agreement to the extent that such provisions may modify the terms and provisions of any of the Loan Documents.

                 3. Payments and Delivery of Documents upon Execution of Agreement. Upon execution of this Agreement:

                          (a)     Subject to Section 4(n) below, the Borrowers
shall pay to First Union all costs and expenses (including but not limited to actual attorneys' fees) incurred by First Union in connection with this Agreement;

                          (b)     The Borrowers shall pay to First Union
modification fee of $15,000;

                          (c)     The Borrowers and First Union shall execute
an Amended and Restated Commercial Promissory Note in the form attached as Exhibit No. 1, which shall amend and restate the promissory notes for both the Line of Credit and the Term Loan;

                          (d)     Narasimhan P. Kannan shall execute the
Amended and Restated Unconditional Guaranty of Payment in the form attached as Exhibit No. 2, guaranteeing the full payment and performance of the Borrowers' Obligations (as defined in the Promissory Notes described above) to First Union;

                          (e)     The Borrowers and First Union shall execute
the Second Amendment to Loan Agreement in the form attached as Exhibit No. 3;
and

                          (f)     Each Borrower shall deliver to First Union a
General Certificate, with the following attachments: (i) a corporate resolution authorizing the Borrower to execute all documents required to be executed by the Borrower in connection with this transaction; (ii) copies of the Articles of Incorporation and any amendments;
(iii) copies of the by-laws, and (iv) an incumbency certificate.

                 4. Representations and Warranties of the Borrowers. To induce First Union to enter into this Agreement, the Borrowers represent, confirm and warrant to First Union as follows:

                 (a)      Validity.

                          This Agreement constitutes the legal, valid and
binding obligations of the Borrowers and is enforceable in accordance with its terms.

                 (b)      Good Standing.

                          The Borrowers are corporations duly organized,
legally existing and in good standing under the laws of their respective states of incorporation, have the power to own their property and to carry on their businesses and are duly qualified to do business and are in good standing in their respective states of incorporation.

                 (c)      Authority.

                          The Borrowers have full power and authority to enter
into this Agreement, to execute and deliver all documents and instruments required hereunder and thereunder, and to incur and perform the obligations provided for herein and therein, all of which have been duly authorized by all necessary corporate action, and no consent or approval of any person, including, without limitation, its members and any governmental authority, which has not been obtained, is required as a condition to the validity or enforceability hereof or thereof.

                 (d)      Financial Condition.

                          Each Borrower is not insolvent (as defined in Section
101(32) of the United States Bankruptcy Code), unable to pay its debts as they mature or engaged in business for which its property is an unreasonably small capital. Each Borrower is not and has not been the subject of any bankruptcy, reorganization, insolvency, readjustment of debt, trusteeship, receivership, dissolution or liquidation law, statute or proceeding.

                 (e)      Taxes.

                          Each Borrower has paid or caused to be paid all
federal, state, local and foreign taxes to the extent that such taxes have become due and has filed or caused to be filed all federal, state, local and foreign tax returns which are required to be filed by the Borrower.

                 (f)      Compliance with Other Instruments.

                          Each Borrower is not in violation of any existing
governmental order, rule or regulation applicable to it, or of any agreement or other instrument to which it is a party or by which it or its assets are bound. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated by this Agreement, nor compliance with the terms and provisions of this Agreement, has constituted or resulted in or will constitute or result in a breach of any of the terms, covenants, conditions or provisions of, or will constitute a default under, any deed of trust, instrument, document, agreement or contract of any kind to which any Borrower is a party or by which any Borrower may be bound or subject.

                 (g)      Title to Collateral and Existing Liens on Collateral.

                          Each Borrower has good and marketable title to the
Collateral that secures its liability to First Union and the Collateral is not subject to any existing liens or encumbrances except those held by First Union.

                 (h)      No Claims, etc.

                          The Borrowers do not have any claims, defenses or
setoffs with respect to the Loan Documents, or with respect to the debt evidenced or secured thereby or with respect to the collection or enforcement of any of the same (and to the extent that any such claim, setoff or defense exists, they are each waived and relinquished in their entirety).

                 (i)      Disclosure.

                          To the best of the knowledge of the Borrowers, all
documents, certificates or statements furnished to First Union by or on behalf of any Borrower in connection with the Loan Documents or this Agreement are true, correct and complete and do not contain any untrue statement of material fact.

                 (j)      Benefit.

                          Each Borrower has derived direct or indirect benefit
from this Agreement and the transactions contemplated hereby.

                 (k)      Interpretation.

                          Each party acknowledges (i) that it has participated
in the negotiation of this Agreement, and that no provision of this Agreement shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured, dictated or drafted such provision; (ii) that it at all times has had access to an attorney in the negotiation of the terms of and in the preparation and execution of this Agreement, and that it has had the opportunity to review, analyze, and discuss with its counsel this Agreement, and the underlying factual matters relevant to this Agreement, for a sufficient period of time before the execution and delivery hereof; (iii) that all of the terms of this Agreement were negotiated at arm's-length; (iv) that this Agreement was prepared and executed without fraud, duress, undue influence, or coercion of any kind exerted by any of the parties upon the others; and (v) that the execution and delivery of this Agreement is the free and voluntary act of each party.

                 (l)      No Representations by First Union.

                          First Union has made no representations or
commitments, oral or written, or undertaken any obligations other than as expressly set forth in this Agreement.

                 (m)      No Default.

                          Upon execution of this Agreement and all documents
listed and described in Section 3 of this Agreement, the Borrowers, to the best of their knowledge, will not be in default under the Loan Documents.

                 (n)      Expenses.

                          Whether or not any of the transactions contemplated
hereby shall be consummated, Borrowers agree to pay to First Union, upon written demand by First Union from time to time, the amount of all expenses, including attorneys' fees and expenses, paid or incurred by First Union in connection with the preparation, or the amendment, modification, extension, renewal, refinancing, supplementation, replacement, waiver, release or termination, of this Agreement or any other Loan Documents or any terms or conditions hereof or thereof or any rights or interests of First Union, Borrowers or any other person relating to any of the foregoing, or otherwise in connection with the extension of credit hereunder. Borrowers agree to pay all expenses in connection with the filing or recordation of all financing statements and other documents as may be required by First Union at the time of, or subsequent to, the execution of this Agreement, including, without limitation, all documentary stamps, recordation and transfer taxes, filing fees and other costs and taxes incident to recordation of any document in connection herewith, and, if any such expenses shall be paid or incurred by First Union, to pay to First Union upon written demand the amount of such expenses. Borrowers also agree to pay to First Union, upon written demand by First Union, from time to time, interest on the outstanding amount of all expenses paid by First Union referred to in this Subsection 4(n), from the date of First Union's demand for payment of such expenses until the same are paid in full, at the highest rate and calculated in the manner provided in the Amended and Restated Commercial Promissory Note described in Section 3 above.

                 5. Representations and Warranties of Guarantor. The Guarantor confirms his agreement to guarantee all of the Borrowers' Obligations to First Union and consents to the execution and performance by the Borrowers of all terms and conditions of this Agreement and the documents to be executed in connection with this Agreement.

                 6.       Additional Waivers by Borrowers.

                          Each Borrower hereby waives, to the extent the same
may be waived under applicable law:

                          (a)     notice of acceptance by First Union of this
Agreement;

                          (b)     all claims, causes of action and rights of
Borrower against First Union on account of actions taken or not taken by First Union in the exercise of First Union's rights or remedies hereunder or under any other Loan Documents, or under law, provided that the same did not arise from First Union's gross negligence or willful misconduct;

                          (c)     all claims and causes of action of Borrower
against First Union for punitive, exemplary or other non-compensatory damages;

                          (d)     all rights of redemption of Borrower with
respect to any of the Collateral;

                          (e)     if First Union seeks to repossess any or all
of the Collateral by judicial proceedings, any bonds or demands for possession which otherwise may be required;

                          (f)     all rights of Borrower to have marshalled the
Collateral or any other security for any of the Obligations;

                          (g)     presentment, protest, notice of protest and
notice of nonpayment with respect to all of the Obligations;

                          (h)     settlement, compromise or release of the
obligations of any other person primarily or secondarily liable upon or obligated with respect to any of the Obligations;

                          (i)     substitution, impairment, exchange or release
of any direct or indirect security for any of the Obligations; and

                          (j)     any duty or obligation of First Union to
disclose to Borrower any information concerning any other customer or client, or prospective customer or client, of First Union.

         Each Borrower agrees that First Union may exercise any or all of its rights and/or remedies hereunder, under the other Loan Documents and under law without resorting to, without regard to, and regardless of the adequacy of, any security or other sources of liability with respect to any of the Obligations.

                 7. Release. The Borrowers and the Guarantor each hereby release and forever waive and relinquish all claims, demands, obligations, liabilities and causes of action of whatsoever kind or nature, whether known or unknown, which it or he has, may have, or might have or assert now or in the future against First Union and its directors, officers, employees, attorneys, agents, successors, predecessors and assigns and any affiliates, subsidiaries or related entities of First Union and their directors, officers, employees, attorneys, agents, successors, predecessors and assigns, directly or indirectly, arising out of, based upon, or in any manner connected with any transaction, event, circumstance, action, failure to act, or occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken, permitted, or begun before the execution of this Agreement.

                 8. Further Assurances and Corrective Instruments. Each Borrower will execute, acknowledge and deliver, from time to time, such supplements hereto and such further instruments and documents as First Union may require in its discretion to evidence any obligation of the Borrower to First Union, to protect, perfect and enforce First Union's interest in any collateral security for such obligations or to facilitate the carrying out of the intentions of the parties to this Agreement.

                 9. Consent to Assignment of Loans and Disclosure of Documents. Each Borrower consents to the sale and assignment by First Union of any or all of First Union's interest in the loans evidenced by the Loan Documents at any time in First Union's sole and absolute discretion. Within fifteen (15) days after any such sale or assignment, First Union shall provide the applicable Borrower with notice of the name of the individual or entity purchasing the loan. In conjunction with any such assignment, each Borrower consents to the disclosure of any and all books, records, files, loan agreements, notes, deeds of trust, guaranties, financing statements, assignments of leases, statements, ledger cards, signature cards, corporate and/or partnership documents, financial statements, leases, appraisals, environmental audits, hazard and liability insurance policies, title insurance policies, loan payment histories, income tax returns, credit analyses, notes, correspondence, internal memoranda, checks, deposit account records and other documents relating to any Loan Document to prospective assignees.

                 10. Power of Attorney. Each Borrower makes, constitutes and appoints First Union and any agent of First Union designated by First Union as its true and lawful attorney-in-fact with full power and authority to endorse, execute and sign for it and in its name all documents and writings which it is required to execute and deliver to First Union under this Agreement, any document executed in connection with this Agreement or the Loan Documents, which First Union deems necessary or appropriate to perfect, preserve, protect, or enforce First Union's security interest or rights under this Agreement or the Loan Documents.

                 11.      Miscellaneous.

                 (a)      Future Restructure.

                          The Borrowers agree that (i) First Union has no
obligation whatsoever to discuss, negotiate, or to agree to any restructuring of the Line of Credit or the Term Loan, or any modification, amendment, restructuring or reinstatement of the Loan Documents, as amended by this Agreement and the documents executed in connection with this Agreement, or, except as expressly provided in this Agreement and the documents executed in connection with this

Agreement, to forbear from exercising its rights and remedies under the Loan Documents, as amended by this Agreement and the documents executed in connection with this Agreement and (ii) if there are any future discussions among First Union and the Borrowers concerning any such restructuring, modification, amendment, or reinstatement, then no restructuring, modification, amendment, reinstatement, compromise, settlement, agreement, or understanding with respect to the Line of Credit or the Term Loan, the Loan Documents, as amended by this Agreement and the documents executed in connection with this Agreement, the Collateral or any aspect thereof shall constitute a legally binding agreement or contract or have any force or effect whatsoever unless and until reduced to writing and signed by the authorized representatives of the Borrowers, and that none of the Borrowers shall assert or claim in any legal proceedings or otherwise that any such agreement exists except in accordance with the terms of this subsection.

                 (b)      Waivers by First Union.

                          Neither any failure nor any delay on the part of
First Union in exercising any right, power or remedy under this Agreement, the Loan Documents, or under applicable law shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercises thereof or the exercise of any other right, power or remedy. No waiver or forbearance by First Union as to any Borrower shall waive or release any rights or claims which First Union may now have or hereafter have against any other person, firm or individual. First Union reserves all rights except to the extent expressly provided herein.

                 (c)      Modifications.

                          No modification or waiver of any provision of this
Agreement or the Loan Documents, and no consent by First Union to any departure by any Borrower therefrom shall in any event be effective unless the modification, waiver or consent shall be in writing. Any such waiver or consent shall be effective only in the specific instance or for the purpose for which given. No notice to or demand upon any Borrower in any case shall entitle any Borrower to any other or further notice or demand in the same, similar or other circumstances.

                 (d)      No Release or Discharge.

                          Nothing set forth in this Agreement is intended to or
shall act to nullify, discharge or release any obligation of any Borrower or to waive or release any collateral given to First Union, nor shall this Agreement be deemed or considered to operate as a novation of any of the Loan Documents or any obligation thereunder. Except to the extent of any express conflict with this Agreement, each and all of the terms and conditions of the Loan Documents shall remain in full force and effect. Nothing in this Agreement shall be construed to release or discharge the parties from any of their obligations to First Union arising out of the Loan Documents and the parties reaffirm their indebtedness to First Union under the Loan Documents.

                 (e)      No Intent to Supersede.

                          Nothing contained in this Agreement is intended to
supersede the terms and conditions of the Loan Documents, except to the extent that the terms and conditions of this Agreement and the documents to be executed contemporaneously with this Agreement are inconsistent with the terms and conditions of the Loan Documents.

                 (f)      Applicable Law.

                          The performance, construction and enforcement of this
Agreement shall be governed by the laws of the Commonwealth of Virginia.

                 (g)      Survival; Successors and Assigns.

                          All covenants, agreements, representations and
warranties made herein and in the Loan Documents shall continue in full force and effect. Whenever in this Agreement any of the parties is referred to, such reference shall be deemed to include the successors and assigns of such party. All covenants, agreements, representations and warranties by or on behalf of any Borrower which are contained in this Agreement and the Loan Documents shall inure to the benefit of First Union and its successors and assigns. No Borrower may assign this Agreement or any of its rights hereunder.

                 (h)      Severability.

                          If any term, provision or condition, or any part
thereof, of this Agreement or of the Loan Documents shall for any reason be found or held to be invalid or unenforceable by any court or governmental agency of competent jurisdiction, such invalidity or unenforceability shall not affect the remainder of such term, provision or condition or any other term, provision or condition, and this Agreement and the Loan Document shall survive and be construed as if such invalid or unenforceable term, provision or condition had not been contained therein.

                 (i)      Merger and Integration.

                          This Agreement, the Loan Documents and any documents
or instruments to be delivered in accordance with this Agreement contain the entire agreement of the parties hereto with respect to the matters covered and the transactions contemplated hereby, and no other agreement, statement or promise made by any party hereto, or any employee, officer, agent or attorney of any party hereto, shall be valid or binding.

                 (j)      Headings.

                          The headings and subheadings contained in the titling
of this Agreement are intended to be used for convenience only and shall not be used or deemed to limit or diminish any of the provisions hereof.

                 (k)      Gender, Singular.

                          All references made (a) in the neuter, masculine or
feminine gender shall be deemed to have been made in all such genders, and (b) in the singular or plural number shall be deemed to have been made, respectively, in the plural or singular number as well.

                 (l)      Time of Essence.

                          Time is of the essence of this Agreement.

                 12.      Notices.

                          Any notices required or permitted by this Agreement
or the Loan Documents shall be in writing and shall be deemed delivered if hand delivered or delivered by certified mail, postage prepaid, return receipt requested, or by telecopy or telegraph as follows, unless such address is changed by written notice hereunder:

         If to the Borrowers:


                          UOL Publishing, Inc.
                          8251 Greensboro Drive, Suite 500
                          McLean, Virginia 22102
                          ATTN:  Joanne O'Rourke Hindman, CFO


                          Cognitive Training Associates, Inc.
                          8251 Greensboro Drive, Suite 500
                          McLean, Virginia 22102
                          ATTN:  Joanne O'Rourke Hindman, CFO


                          Ivy Software, Inc.
                          8251 Greensboro Drive, Suite 500
                          McLean, Virginia 22102
                          ATTN:  Joanne O'Rourke Hindman, CFO


                          Cooper & Associates, Inc.
                          8251 Greensboro Drive, Suite 500
                          McLean, Virginia 22102
                          ATTN:  Joanne O'Rourke Hindman, CFO


                          HTR, Inc.
                          8251 Greensboro Drive, Suite 500
                          McLean, Virginia 22102
                          ATTN:  Joanne O'Rourke Hindman, CFO

                          UOL Leasing, Inc.
                          8251 Greensboro Drive, Suite 500
                          McLean, Virginia 22102
                          ATTN:  Joanne O'Rourke Hindman, CFO


         If to the Guarantor:


                          Narasimhan P. Kannan
                          c/o UOL Publishing, Inc.
                          8251 Greensboro Drive, Suite 500
                          McLean, Virginia 22102


         If to First Union National Bank :


                          Stephen H. MacNabb
                          Senior Vice President
                          First Union National Bank
                          1970 Chain Bridge Road
                          McLean, Virginia  22102


                 with a copy to:


                          David S. Musgrave, Esquire
                          Piper & Marbury L.L.P.
                          36 South Charles Street
                          Baltimore, Maryland  21201


         13. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement.

         14. Waiver of Jury Trial. THE BORROWERS WAIVE ALL RIGHT TO TRIAL BY JURY OF ALL CLAIMS, DEFENSES, COUNTERCLAIMS AND SUITS OF ANY KIND ARISING FROM OR RELATING TO THIS AGREEMENT AND THE OBLIGATIONS EVIDENCED HEREBY. THE BORROWERS ACKNOWLEDGE THAT THEY MAKE THIS WAIVER VOLUNTARILY AND KNOWINGLY AFTER CONSULTATION WITH COUNSEL OF THEIR CHOICE. THE BORROWERS AGREE THAT ALL SUCH CLAIMS,

DEFENSES, COUNTERCLAIMS AND SUITS SHALL BE TRIED BEFORE A JUDGE OF COMPETENT JURISDICTION, WITHOUT A JURY.

         15. Binding Effect. This Agreement shall have no effect at law or equity unless and until First Union has executed this Agreement.



         IN WITNESS WHEREOF, the parties hereto have executed or caused to be executed, this Agreement under seal as of the date first written above.



WITNESS:                                   UOL PUBLISHING, INC.





                                        By:                             (SEAL)
----------------------------------         -----------------------------
                                           Narasimhan P. Kannan
                                           Chairman and Chief Executive Officer



                                           COGNITIVE TRAINING ASSOC., INC.


                                        By:                             (SEAL)
----------------------------------         -----------------------------
                                           Narasimhan P. Kannan
                                           Chairman and Chief Executive Officer





                                           IVY SOFTWARE, INC.





                                        By:                             (SEAL)
----------------------------------         -----------------------------
                                           Narasimhan P. Kannan
                                           Chairman and Chief Executive Officer



                                           COOPER & ASSOCIATES, INC.





                                        By:                             (SEAL)
----------------------------------         -----------------------------
                                           Narasimhan P. Kannan
                                           Chairman and Chief Executive Officer

                                           HTR, INC.





                                        By:                             (SEAL)
----------------------------------         -----------------------------
                                           Narasimhan P. Kannan
                                           Chairman and Chief Executive Officer





                                           UOL LEASING, INC.





                                        By:                             (SEAL)
----------------------------------         -----------------------------
                                           Narasimhan P. Kannan
                                           Chairman and Chief Executive Officer



                                                                        (SEAL)
----------------------------------         -----------------------------
                                           NARASIMHAN P. KANNAN



                                           FIRST UNION NATIONAL BANK





                                        By:                              (SEAL)
----------------------------------         -----------------------------
                                            Stephen H. MacNabb
                                            Senior Vice President

                              AMENDED AND RESTATED
                           COMMERCIAL PROMISSORY NOTE


$4,000,000.00                                                      May 18, 1998


UOL Publishing, Inc.
8251 Greensboro Drive, Suite 500
McLean, Virginia  22102

Cognitive Training Associates, Inc.
310 West Jefferson Street
Waxahachie, Texas  75165

Ivy Software, Inc.
2246 Ivy Road, Suite 14
Charlottesville, Virginia  22903

Cooper & Associates, Inc.
650 Islington Street
Portsmouth, New Hampshire  03801

HTR, Inc.
6110 Executive Boulevard, Suite 900
Rockville, Maryland 20852

UOL Leasing, Inc.
8251 Greensboro Drive, Suite 500
McLean, Virginia  22102
(Individually and collectively "Borrower")

First Union National Bank
1970 Chain Bridge Road
McLean, Virginia 22102
(Hereinafter referred to as the "Bank")

                                IMPORTANT NOTICE

THIS NOTE CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A BORROWER AND ALLOWS BANK TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT FURTHER NOTICE.

                                    RECITALS

                 1. The Borrower is indebted to the Bank under a Promissory Note dated December 15, 1997 in the face amount of $3,000,000 evidencing a line of credit to the Borrower for working capital (the "Line of Credit").

                 2. The Borrower is also indebted to the Bank under a Promissory Note dated December 15, 1997 in the face amount of $3,000,000, evidencing a term loan to the Borrower (the "Term Loan").

                 3. On December 15, 1997, the Bank and the Borrower entered into a Loan Agreement setting forth certain obligations of the Borrower in connection with the Line of Credit and the Term Loan.

                 4. On December 15, 1997, the Borrower executed in favor of the Bank a Security Agreement by which the Borrower granted to the Bank a security interest in their accounts, inventory, equipment and general intangibles (the "Collateral") to secure payment of, among other things, the Term Loan and the Line of Credit.

                 5. The Bank filed financing statements to perfect its security interest in the Collateral.

                 6. The Borrower and the Bank modified the terms of the above-described Loan documents, effective March 31, 1998, pursuant to a Loan Modification Agreement and related documents, including a First Allonge to Promissory Note (Line of Credit), a First Allonge to Promissory Note (Term
Loan), an Unconditional Guaranty of Payment, a First Amendment to Loan Agreement, and a First Amendment to Security Agreement.

                 7. As of May 18, 1998, there was due on the Line of Credit principal of $1,500,000, and accrued interest.

                 8. As of May 18, 1998, there was due on the Term Loan principal of $2,500,000 and accrued interest.

                 9. The Borrower is in default under the Line of Credit and the Term Loan by reason of, among other things, its violation of certain financial covenants set forth in the Loan Agreement, as amended.

                 10. The Borrower is executing and delivering this Amended and Restated Commercial Promissory Note as required under the Second Loan Modification Agreement dated May 18, 1998, among the Borrower, the Bank, and Narasimhan P. Kannan.

         NOW, THEREFORE, in consideration of the foregoing, the Borrower promises to pay to the order of Bank, in lawful money of the United States of America, at its office indicated above or wherever else Bank may specify, the sum of Four Million Dollars ($4,000,000.00) or such sum as may be advanced and outstanding from time to time with interest on the unpaid principal balance at the rate and on the terms provided in this Amended and Restated Commercial Promissory Note (including all renewals, extensions or modifications hereof, this "Note").

INTEREST RATE DEFINITION.

LIBOR MARKET INDEX RATE. The LIBOR Market Index Rate plus 400 basis points as that rate may change from time to time in accordance with changes in the LIBOR Market Index Rate ("Interest Rate"). "LIBOR Market Index Rate," for any day, is the rate for 1 month U.S. dollar deposits as reported on Telerate page 3750 as of 11:00 a.m., London Time, on such day, or if such day is not a London business day, then the immediately preceding London business day (or if not so reported, then as determined by Bank from another recognized source or interbank quotation).

INTEREST RATE TO BE APPLIED.

INTEREST RATE. Subject to the provisions hereof, the unpaid principal balance of this Note shall bear interest from the date hereof at the Interest Rate.

DEFAULT RATE. In addition to all other rights contained in this Note, if a default in the payment of the Obligations occurs, all outstanding Obligations shall bear interest at the Interest Rate plus 3% (Default Rate"). The Default Rate shall also apply from demand until the Obligations or any judgment thereon are paid in full.

INTEREST AND FEE(S) COMPUTATION. (ACTUAL/360). Interest and fees, if any, shall be computed on the basis of a 360-day year for the actual number of days in the applicable period ("Actual/360 Computation"). The Actual/360 Computation determines the annual effective yield by taking the stated (nominal) rate for a year's period and then dividing said rate by 360 to determine the daily periodic rate to be applied for each day in the applicable period. Application of the Actual/360 Computation produces an annualized effective rate exceeding that of the nominal rate.

REPAYMENT TERMS. Commencing on May 31, 1998, and continuing monthly thereafter on the last day of each month, the Borrower shall make interest-only payments on this Note, until fully paid. The interest payment due on May 31, 1998 shall include the interest due on the Line of Credit and the Term Loan as of May 18, 1998, and interest due as calculated in accordance with the terms of this Note. On or before the earlier to occur of June 15, 1998 or receipt of any additional capital funds (debt, equity, or hybrid), the Borrower shall make a principal payment on this Note of $2,500,000. This Note shall be due and payable in full, including all principal and accrued interest, on July 15, 1998.

APPLICATION OF PAYMENTS. Monies received by Bank from any source for application toward payment of the Obligations shall be applied to accrued interest and then to principal.

Upon the occurrence of a default in the payment of the Obligations or a Default (as defined in the other Loan Documents) under any other Loan Document, monies may be applied to the Obligations in any manner or order deemed appropriate by Bank.

If any payment received by Bank under this Note or other Loan Documents is rescinded, avoided or for any reason returned by Bank because of any adverse claim or threatened action, the returned payment shall remain payable as an obligation of all persons liable under this Note or other Loan Documents as though such payment had not been made.

FACILITY FEE. Borrower shall pay Bank a facility fee of 1.75% of the amount of each principal payment due under this Note, which facility fee shall be payable contemporaneously with the delivery by the Borrower of the principal payment.

AUTOMATIC DEBIT OF CHECKING ACCOUNT FOR LOAN PAYMENT. Borrower authorizes Bank to debit its demand deposit account number of 20500000231212 or any other account with Bank (routing number 056007604) designated in writing by Borrower, for any payments due under this Note. Borrower further certifies that Borrower is the sole owner of any such accounts.

LOAN DOCUMENTS AND OBLIGATIONS. The term "Loan Documents" used in this Note and other Loan Documents refers to all documents executed in connection with the loan(s) evidenced by this Note and any prior notes which evidence all or any portion of the loan(s) evidenced by this Note, and may include, without limitation, a commitment letter that survives closing, a loan agreement, this Note, guaranty agreements, security agreements, security instruments, financing statements, mortgage instruments, letters of credit and any renewals or modifications, whenever any of the foregoing are executed, but does not include swap agreements (as defined in 11 U.S.C. Section 101).

The term "Obligations" used in this Note refers to any and all debt and other obligations under this Note, all other obligations under any other Loan Documents, and all obligations under any swap agreements as defined in 11 U.S.C. Section 101 between Borrower and Bank whenever executed.

LATE CHARGE. If any payments are not timely made, Borrower shall also pay to Bank a late charge equal to 5% of each payment past due for 8 or more days.

Acceptance by Bank of any late payment without an accompanying late charge shall not be deemed a waiver of Bank's right to collect such late charge or to collect a late charge for any subsequent late payment received.

ATTORNEYS' FEES AND OTHER COLLECTION COSTS. Borrower agrees to pay to Bank, upon written demand by Bank from time to time, the amount of all expenses, including attorneys' fees and expenses, paid or incurred by Bank.

         (a) after any of the Obligations are not paid when due (whether by demand, stated maturity, acceleration or otherwise) or a Default under, or as defined in, this Note or any of the other Loan Documents shall occur, in exercising or enforcing or consulting with counsel concerning any of its rights hereunder, under the other Loan Documents or under law, or;

         (b) in defending any and all non-meritorious or previously waived demands, claims, counterclaims, cross-claims, causes of action, litigation and proceedings of every kind and nature asserted, commenced or instituted against Bank, or any of Bank's officers, directors or employees, by Borrower, any subsidiary or any other obligor on account of, as a result of or relating to, any action taken or not taken by Bank in connection with the Loan Documents, the Obligations, the Collateral or the enforcement or exercise by Bank of any rights or remedies of Bank under this Note, under any of the other Loan Documents or under law.

         Borrower also agrees to pay to Bank, upon written demand by Bank from time to time, interest on the outstanding amount of such expenses paid by Bank, from the date of Bank's demand for payment of such expenses until the same are paid in full, at the highest rate and calculated in the manner provided in the Note.

USURY. Regardless of any other provision of this Note or other Loan Documents, if for any reason the effective interest should exceed the maximum lawful interest, the effective interest shall be deemed to be reduced to, and shall be, such maximum lawful interest, and (i) the amount which would be excessive interest shall be deemed applied to the reduction of the principal balance of this Note and not to the payment of interest, and (ii) if the loan evidenced by this Note has been or is thereby paid in full, the excess shall be returned to the party paying same, such application to the principal balance of this Note or the refunding of excess to be a complete settlement and acquittance thereof.

FINANCIAL AND OTHER INFORMATION. In addition to the financial information which the Loan Agreement requires the Borrower to provide to the Bank, Borrower shall deliver to Bank such information as Bank may reasonably request from time to time, including without limitation, financial statements and information pertaining to Borrower's financial condition. Such information shall be true, complete, and accurate.

DEFAULT. If any of the following occurs, a default ("Default") under this Note shall exist; NONPAYMENT; NONPERFORMANCE. The failure of timely payment or performance of the Obligations or Default under this Note or any other Loan Documents. FALSE WARRANTY. A warranty or representation made or deemed made in the Loan Documents or furnished Bank in connection with the loan evidenced by this Note proves materially false, or if of a continuing nature, becomes materially false. CROSS DEFAULT. At Bank's option, any default in payment or performance of any obligation under any other loans, contracts or agreements of Borrower, any Subsidiary or Affiliate of Borrower, any general partner of or the holder(s) of the majority ownership interests of Borrower with Bank or its affiliates ("Affiliate" shall have the meaning as defined in 11 U.S.C. Section 101, except that the term "debtor" therein shall be substituted by the term "Borrower" herein; "Subsidiary" shall mean any corporation of which more than 50% of the issued and outstanding voting stock is owned directly or indirectly by Borrower). CESSATION; BANKRUPTCY. The death of, appointment of guardian for, dissolution of, termination of existence of, loss of good standing status by, bankruptcy or insolvency proceeding by or against the Borrower, its Subsidiaries or Affiliates, if any, or any general partner of or the holder(s) of the majority ownership interests of Borrower, or any party to the Loan Documents. MATERIAL CAPITAL STRUCTURE OR BUSINESS ALTERATION. Without prior written consent of Bank which will not be unreasonably withheld, (i) a material alteration in the kind or type of Borrower's business or that of Borrower's Subsidiaries or Affiliates, if any;
(ii) the sale of substantially all of the business or assets of Borrower, any of Borrower's Subsidiaries or Affiliates or guarantor or a material portion (10% or more) of such business or assets if such a sale is outside the ordinary course of business of Borrower, or any of Borrower's Subsidiaries or Affiliates or any guarantor or more than 50% of the outstanding stock or voting power of or in any such entity in a single transaction or a series of transactions;
(iii) the acquisition of substantially all of the business or assets or more than 50% of the outstanding stock or voting power of any other entity; or (iv) should any Borrower, or any of Borrower's Subsidiaries or Affiliates or guarantor enter into any merger or consolidation. Notwithstanding the foregoing in reference to Material Capital Structure or Business Alteration, it is not an event of default if ownership changes as a result of the purchase and/or sale of UOL Publishing, Inc.'s traded securities in the public markets.

REMEDIES. If a Default occurs under this Note or any Loan Documents, Bank may at any time thereafter take the following actions: BANK LIEN. Foreclose its security interest or lien against the Collateral without notice. ACCELERATION UPON DEFAULT. Accelerate the maturity of this Note and all other Obligations, and all of the Obligations shall be immediately due and payable. CUMULATIVE. Exercise any rights and remedies as provided under this Note and the other Loan Documents, or as provided by law or equity.

CONFESSION OF JUDGMENT. The Borrower hereby duly constitutes and appoints Keith Northern, Gregory Baugher (each of whom is an officer of Bank), and Bank through an officer duly authorized by Bank (any of the foregoing may act), as the true and lawful attorneys-in-fact for it, in its name, place and stead, and upon the occurrence of a Default in the payment or performance of the Obligations due under this Note, at maturity, or upon acceleration, to confess judgment against it, in favor of Bank, before the Clerk of the Circuit Court for the County of Fairfax, Virginia, in accordance with 1950 Code of Virginia,
Section 8.01-431 et seq., and any successor statute, for all amounts owed with respect to the Obligations under and pursuant to this Note including, without limitation, all costs of collection, attorneys' fees in an amount equal to 15% of the Obligations then outstanding (which shall be deemed reasonable attorneys' fees for the purposes of this paragraph), and court costs, hereby ratifying and confirming the acts of said attorney-in-fact as if done by itself. Upon request of Bank, the Borrower will execute an amendment or other agreement substituting attorneys-in-fact appointed to act for the Borrower hereunder.

LOAN AGREEMENT. This Note is subject to the provisions of the Loan Agreement, as modified from time to time.

WAIVERS AND AMENDMENTS. No waivers, amendments or modifications of this Note and other Loan Documents shall be valid unless in writing and signed by an officer of Bank. No waiver by Bank of any Default (as defined in the other Loan Documents) shall operate as a waiver of any other Default or the same Default on a future occasion. Neither the failure nor any delay on the part of Bank in exercising any right, power, or remedy under this Note and other Loan Documents shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

The Borrower waives presentment, protest, notice of dishonor, notice of sale and all other notices of any kind. Further, the Borrower agrees that Bank may extend, modify or renew this Note or make a novation of the loan evidenced by this Note for any period and grant any releases, compromises or indulgences with respect to any collateral securing this Note, all without notice to or consent of the Borrower and without affecting the liability of Borrower under this Note or other Loan Documents.

MISCELLANEOUS PROVISIONS. ASSIGNMENT. This Note and other Loan Documents shall inure to the benefit of and be binding upon the parties and their respective heirs, legal representatives, successors and assigns. Bank's interests in and rights under this Note and other Loan Documents are freely assignable, in whole or in part, by Bank. In addition, nothing in this Note or any of the Loan Documents shall prohibit Bank from pledging or assigning this Note or any of the Loan Documents or any interest therein to any Federal Reserve Bank. Borrower shall not assign its rights and interest hereunder without the prior written consent of Bank, and any attempt by Borrower to assign without Bank's prior written consent is null and void. Any assignment shall not release Borrower from the Obligations. APPLICABLE LAW; CONFLICT BETWEEN DOCUMENTS. This Note and other Loan Documents shall be governed by and construed under the laws of the state named in Bank's address shown above without regard to that state's conflict of laws principles. If the terms of this Note should conflict with the terms of the loan agreement or any commitment letter that survives closing, the terms of this Note shall control. BORROWER'S ACCOUNTS. Except as prohibited by law, Borrower grants Bank a security interest in all of Borrower's accounts with Bank and any of its affiliates. JURISDICTION. Borrower irrevocably agrees to non-exclusive personal jurisdiction in the state named in Bank's address shown above. SEVERABILITY. If any provision of this Note or of the other Loan Documents shall be prohibited or invalid under applicable law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note or other such document. NOTICES. Any notices to Borrower shall be sufficiently given, if in writing and mailed or delivered to the Borrower's address shown above or such other address as provided hereunder, and to Bank, if in writing and mailed or delivered to Bank's office address shown above or such other address as Bank may specify in writing from time to time. If Borrower changes Borrower's address at any time before the date the Obligations are paid in full, Borrower agrees to promptly give written notice of said change of address by registered or certified mail, return receipt requested, all charges prepaid. PLURAL; CAPTIONS. All references in the Loan Documents to Borrower, guarantor, person, document or other nouns of reference mean both the singular and plural form, as the case may be, and the term "person" shall mean any individual, person or entity. The captions contained in the Loan Documents are inserted for convenience only and shall not affect the meaning or interpretation of the Loan Documents. BINDING CONTRACT. Borrower by execution of and Bank by acceptance of this Note agree that each party is bound to all terms and provisions of this Note. ADVANCES. Bank in its sole discretion may make other Advances under this Note pursuant hereto. POSTING OF PAYMENTS. All payments received during normal banking hours after 2:00 p.m. local time at the office of Bank first shown above shall be deemed received at the opening of the next banking day. FEES AND TAXES. Borrower shall promptly pay all documentary, intangible recordation and/or similar taxes on this transaction whether assessed at closing or arising from time to time.

ARBITRATION. Upon demand of any party hereto, whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to this Note and other Loan Documents ("Disputes") between or among parties to this Note shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, disputes as to whether a matter is subject to arbitration, or claims arising out of or connected with the transaction reflected by this Note.

Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA") and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in the city in which the office of Bank first stated above is located. The expedited procedures set forth in Rule 51 et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000.00. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. The panel from which all arbitrators are selected shall be comprised of licensed attorneys. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted or if such person is not available to serve, the single arbitrator may be a licensed attorney. Notwithstanding the foregoing, this arbitration provision does not apply to disputes under or related to swap agreements.

PRESERVATION AND LIMITATION OF REMEDIES. Notwithstanding the preceding binding arbitration provisions, Bank and Borrower agree to preserve, without diminution, certain remedies that any party hereto may employ or exercise freely, independently or in connection with any arbitration proceeding or after an arbitration action is brought. Bank and Borrower shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted under Loan Documents or under applicable law or by judicial foreclosure and sale, including a proceeding to confirm the sale (ii) all rights of self-help including peaceful occupation of real property and collection of rents, set-offs, and peaceful possession of personal property; (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing an involuntary bankruptcy proceeding; and (iv) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

Borrower and Bank agree that they shall not have a remedy of punitive or exemplary damages against the other in any Dispute and hereby waive any right or claim to punitive or exemplary damages they have now or which may arise in the future in connection with any Dispute whether the Dispute is resolved by arbitration or judicially.

IN WITNESS WHEREOF, Borrower, on the __________ day of May, 1998, has caused this Note to be executed under seal.


WITNESS:                                   UOL PUBLISHING, INC.


                                        By:                             (SEAL)
----------------------------------         -----------------------------
                                           Narasimhan P. Kannan
                                           Chairman and Chief Executive Officer


                                           COGNITIVE TRAINING ASSOC., INC.


                                        By:                             (SEAL)
----------------------------------         -----------------------------
                                           Narasimhan P. Kannan
                                           Chairman and Chief Executive Officer


                                           IVY SOFTWARE, INC.


                                        By:                             (SEAL)
----------------------------------         -----------------------------
                                           Narasimhan P. Kannan
                                           Chairman and Chief Executive Officer


                                           COOPER & ASSOCIATES, INC.

                                        By:                             (SEAL)
----------------------------------         -----------------------------
                                           Narasimhan P. Kannan
                                           Chairman and Chief Executive Officer


                                           HTR, INC.


                                        By:                              (SEAL)
----------------------------------         -----------------------------
                                           Narasimhan P. Kannan
                                           Chairman and Chief Executive Officer


                                           UOL LEASING, INC.


                                        By:                             (SEAL)
----------------------------------         -----------------------------
                                           Narasimhan P. Kannan
                                           Chairman and Chief Executive Officer

                       SECOND AMENDMENT TO LOAN AGREEMENT

         This SECOND AMENDMENT TO LOAN AGREEMENT (this "Second Amendment") is effective the 18th day of May, 1998, by and among FIRST UNION NATIONAL BANK (the "Bank"), and UOL PUBLISHING, INC., COGNITIVE TRAINING ASSOCIATES, INC., IVY SOFTWARE, INC., COOPER & ASSOCIATES, INC., HTR, INC., and UOL LEASING, INC. (collectively, the "Borrower" and individually a "Borrower").

                                    RECITALS

         1. The Borrower and the Bank entered into a Loan Agreement dated December 15, 1997, in connection with the extension of credit by the Bank to the Borrower.

         2. The Borrower and the Bank executed a First Amendment to Loan Agreement dated March 31, 1998, in connection with a modification of the terms of Borrower's loan facilities with the Bank, and a Loan Modification Agreement dated March 31, 1998.

         3. The Borrower and the Bank have agreed to again modify the terms of the Loan Agreement, in connection with a Second Loan Modification Agreement executed contemporaneously with this Second Amendment (the "Second Loan Modification Agreement").

         NOW, THEREFORE, in consideration of the foregoing, the Borrower and the Bank agree that the Loan Agreement is further amended as follows:

         1. Affirmative Covenants. The section of the Loan Agreement entitled "AFFIRMATIVE COVENANTS" is amended to delete the affirmative covenant added by the First Amendment to Loan Agreement requiring the Borrower to use its best efforts to raise an additional $2,700,000 in cash equity capital on or before September 30, 1998.

         2. Negative Covenants. The section of the Loan Agreement entitled "NEGATIVE COVENANTS" is further amended to revise the following negative covenant added by the First Amendment to Loan Agreement to read as follows: "The Borrower shall not pay any fees, compensation or similar payments due to Friedman, Billings, Ramsey and Co., Inc. in connection with any equity capital raised by the Borrower in 1998, until all Obligations to the Bank are paid in full."

         3. Financial Covenants. The section of the Loan Agreement entitled "FINANCIAL COVENANTS" is delted in its entirety

         4. Borrowing Base. The first paragraph of the section of the Loan Agreement entitled "BORROWING BASE" is deleted in its entirety. The Bank shall be under no obligation to make advances to the Borrower under the Line of Credit. Effective May 18, 1998, the Line of Credit is converted to a term loan, evidenced by the Amended and Restated Commercial Promissory Note dated May 18, 1998 by the Borrower in favor of the Bank.

         5. No Novation. All of the terms, covenants and conditions of the Loan Agreement shall continue in full force and effect, as amended by the First Amendment to Loan Agreement and this Second Amendment. This Second Amendment is not intended to be, and shall not constitute, a substitution or novation of the Loan Agreement.

         6. Renewal of Covenants and Agreements. The Borrower renews its covenant and agreement to perform, comply with and be bound by each and every of the other terms and provisions of the Loan Agreement, as amended by the First Amendment to Loan Agreement and this Second Amendment.

         7. Successors and Assigns. Each and every of the terms and provisions of this Second Amendment shall be binding upon and shall inure to the benefit of the parties and their respective heirs, successors, personal representatives and assigns.

         IN WITNESS WHEREOF, the Borrower and the Bank have caused this Second Amendment to be executed under seal as of the date first written above.





WITNESS:                                    UOL PUBLISHING, INC.





                                         By:                             (SEAL)
---------------------------------           -----------------------------
                                            Narasimhan P. Kannan
                                            Chairman and Chief Executive Officer





                                            COGNITIVE TRAINING ASSOC., INC.





                                         By:                             (SEAL)
---------------------------------           -----------------------------
                                            Narasimhan P. Kannan
                                            Chairman and Chief Executive Officer





                                            IVY SOFTWARE, INC.





                                         By:                             (SEAL)
---------------------------------           -----------------------------
                                            Narasimhan P. Kannan
                                            Chairman and Chief Executive Officer





                                            COOPER & ASSOCIATES, INC.





                                         By:                             (SEAL)
---------------------------------           -----------------------------
                                            Narasimhan P. Kannan
                                            Chairman and Chief Executive Officer





                                            HTR, INC.



                                         By:                             (SEAL)
---------------------------------           -----------------------------
                                            Narasimhan P. Kannan
                                            Chairman and Chief Executive OFFICER

                                             UOL LEASING, INC.





                                         By:                             (SEAL)
---------------------------------           -----------------------------
                                            Narasimhan P. Kannan
                                            Chairman and Chief Executive Officer





                                            FIRST UNION NATIONAL BANK





                                         By:                              (SEAL)
---------------------------------           -----------------------------
                                             Stephen H. MacNabb
                                             Senior Vice President

                       THIRD LOAN MODIFICATION AGREEMENT

         This THIRD LOAN MODIFICATION AGREEMENT ("Agreement") is dated and effective as of July 15, 1998, by and among UOL PUBLISHING, INC., COGNITIVE TRAINING ASSOCIATES, INC., IVY SOFTWARE, INC., COOPER & ASSOCIATES, INC., HTR, INC., and UOL LEASING, INC. (collectively, the "Borrowers" and individually a "Borrower"), NARASIMHAN P. KANNAN (the "Guarantor"), and FIRST UNION NATIONAL BANK ("First Union").

                                    RECITALS

                 1. The Borrowers were indebted to First Union under a Promissory Note dated December 15, 1997 in the face amount of $3,000,000, evidencing a line of credit to the Borrowers for working capital (the "Line of Credit").

                 2. The Borrowers were also indebted to First Union under a Promissory Note dated December 15, 1997 in the face amount of $3,000,000, evidencing a term loan to the Borrowers (the "Term Loan").

                 3. On December 15, 1997, First Union and the Borrowers entered into a Loan Agreement setting forth certain obligations of the Borrowers in connection with the Line of Credit and the Term Loan.

                 4. On December 15, 1997, the Borrowers executed in favor of First Union a Security Agreement by which the Borrowers granted to First Union a security interest in their accounts, inventory, equipment and general intangibles (the "Collateral") to secure payment of, among other things, the Term Loan and the Line of Credit.

                 5. First Union filed financing statements to perfect its security interest in the Collateral.

                 6. The Borrowers, the Guarantor and First Union modified the terms of the above-described loan documents, effective March 31, 1998, pursuant to a Loan Modification Agreement and related documents, including a First Allonge to Promissory Note (Line of Credit), a First Allonge to Promissory Note (Term Loan), an Unconditional Guaranty of Payment, a First Amendment to Loan Agreement, and a First Amendment to Security Agreement.

                 7. The Borrowers, the Guarantor and First Union further modified the terms of the above-described loan documents, effective May 18, 1998, pursuant to a Second Loan Modification Agreement and related documents, including an Amended and Restated Commercial Promissory Note, an Amended and Restated Unconditional Guaranty of Payment and a Second Amendment to Loan Agreement.

                 8. As of July 23, 1998, there was due on the Amended and Restated Commercial Promissory Note principal of $2,000,000, interest of $50,187.77, and attorneys' fees.

                 9. The Amended and Restated Commercial Promissory Note matured on July 15, 1998 and has not been paid.

                 10. The Borrowers have requested that First Union extend the maturity of the Amended and Restated Commercial Promissory Note and First Union is agreeable to doing so subject to the terms, conditions and provisions of this Agreement.

                 11. The term "Loan Documents" as used in this Agreement shall mean and include the Amended and Restated Commercial Promissory Note; the Loan Agreement, as amended, the Security Agreement, as amended; the Amended and Restated Unconditional Guaranty of Payment and the financing statements filed with respect to First Union's collateral.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:



                 1. Recitals. The recitals set forth above are a material part of this Agreement. The Borrowers acknowledge and affirm the truth and accuracy of the recitals set forth above.

                 2. Confirmation and Ratification of Documents. The Borrowers agree that all of the Loan Documents are in full force and effect, and that they shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms. The Borrowers agree that First Union's security interest in the Collateral shall remain in full force and effect to secure payment of all sums owing by the Borrowers to First Union. The Borrowers ratify and confirm their respective obligations under the Loan Documents, and agree that the execution and delivery of this Agreement shall not in any way diminish or invalidate any of their respective debts or obligations under the Loan Documents. All parties consent to the execution and delivery of this Agreement and to all of the provisions of this Agreement to the extent that such provisions may modify the terms and provisions of any of the Loan Documents.

                 3. Payments and Delivery of Documents upon Execution of Agreement. Upon execution of this Agreement:

                          (a)     Subject to Section 4(n) below, the Borrowers
shall pay to First Union all costs and expenses (including but not limited to actual attorneys' fees) incurred by First Union in connection with this Agreement and in connection with the Second Loan Modification Agreement;

                          (b)     The Borrowers shall pay $35,300.34 to First
Union to bring interest current to June 30, 1998; and

                          (c)     The Borrowers and First Union shall execute a
First Allonge to Amended and Restated Commercial Promissory Note in the form attached as Exhibit No. 1, which shall, among other things, extend the maturity date of the Amended and Restated Commercial Promissory Note to September 8, 1998.

                 4. Representations and Warranties of the Borrowers. To induce First Union to enter into this Agreement, the Borrowers represent, confirm and warrant to First Union as follows:

                 (a)      Validity.

                          This Agreement constitutes the legal, valid and
binding obligation of the Borrowers and is enforceable in accordance with its terms.

                 (b)      Good Standing.

                          The Borrowers are corporations duly organized,
legally existing and in good standing under the laws of their respective states of incorporation, have the power to own their property and to carry on their businesses and are duly qualified to do business and are in good standing in their respective states of incorporation.

                 (c)      Authority.

                          The Borrowers have full power and authority to enter
into this Agreement, to execute and deliver all documents and instruments required hereunder and thereunder, and to incur and perform the obligations provided for herein and therein, all of which have been duly authorized by all necessary corporate action, and no consent or approval of any person, including, without limitation, its members and any governmental authority, which has not been obtained, is required as a condition to the validity or enforceability hereof or thereof.

                 (d)      Financial Condition.

                          Each Borrower is not insolvent (as defined in Section
101(32) of the United States Bankruptcy Code), unable to pay its debts as they mature or engaged in business for which its property is an unreasonably small capital. Each Borrower is not and has not been the subject of any bankruptcy, reorganization, insolvency, readjustment of debt, trusteeship, receivership, dissolution or liquidation law, statute or proceeding.

                 (e)      Taxes.

                          Each Borrower has paid or caused to be paid all
federal, state, local and foreign taxes to the extent that such taxes have become due and has filed or caused to be filed all federal, state, local and foreign tax returns which are required to be filed by the Borrower.

                 (f)      Compliance with Other Instruments.

                          Each Borrower is not in violation of any existing
governmental order, rule or regulation applicable to it, or of any agreement or other instrument to which it is a party or by which it or its assets are bound. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated by this Agreement, nor compliance with the terms and provisions of this Agreement, has constituted or resulted in or will constitute or result in a breach of any of the terms, covenants, conditions or provisions of, or will constitute a default under, any deed of trust, instrument, document, agreement or contract of any kind to which any Borrower is a party or by which any Borrower may be bound or subject.

                 (g)      Title to Collateral and Existing Liens on Collateral.

                          Each Borrower has good and marketable title to the
Collateral that secures its liability to First Union and the Collateral is not subject to any existing liens or encumbrances except those held by First Union.

                 (h)      No Claims, etc.

                          The Borrowers do not have any claims, defenses or
setoffs with respect to the Loan Documents, or with respect to the debt evidenced or secured thereby or with respect to the collection or enforcement of any of the same (and to the extent that any such claim, setoff or defense exists, they are each waived and relinquished in their entirety).

                 (i)      Disclosure.

                          To the best of the knowledge of the Borrowers, all
documents, certificates or statements furnished to First Union by or on behalf of any Borrower in connection with the Loan Documents or this Agreement are true, correct and complete and do not contain any untrue statement of material fact.

                 (j)      Benefit.

                          Each Borrower has derived direct or indirect benefit
from this Agreement and the transactions contemplated hereby.

                 (k)      Interpretation.

                          Each party acknowledges (i) that it has participated
in the negotiation of this Agreement, and that no provision of this Agreement shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured, dictated or drafted such provision; (ii) that it at all times has had access to an attorney in the negotiation of the terms of and in the preparation and execution of this Agreement, and that it has had the opportunity to review, analyze, and discuss with its counsel this Agreement, and the underlying factual matters relevant to this Agreement, for a sufficient period of time before the execution and delivery hereof; (iii) that all of the terms of this Agreement were negotiated at arm's-length; (iv) that this Agreement was prepared and executed without fraud, duress, undue influence, or coercion of any kind exerted by any of the parties upon the others; and (v) that the execution and delivery of this Agreement is the free and voluntary act of each party.

                 (l)      No Representations by First Union.

                          First Union has made no representations or
commitments, oral or written, or undertaken any obligations other than as expressly set forth in this Agreement.

                 (m)      No Default.

                          Upon execution of this Agreement and all documents
listed and described in Section 3 of this Agreement, the Borrowers, to the best of their knowledge, will not be in default under the Loan Documents.

                 (n)      Expenses.

                          Whether or not any of the transactions contemplated
hereby shall be consummated, Borrowers agree to pay to First Union, upon written demand by First Union from time to time, the amount of all expenses, including attorneys' fees and expenses, paid or incurred by First Union in connection with the preparation, or the amendment, modification, extension, renewal, refinancing, supplementation, replacement, waiver, release or termination, of this Agreement or any other Loan Documents or any terms or conditions hereof or thereof or any rights or interests of First Union, Borrowers or any other person relating to any of the foregoing, or otherwise in connection with the extension of credit hereunder. Borrowers agree to pay all expenses in connection with the filing or recordation of all financing statements and other documents as may be required by First Union at the time of, or subsequent to, the execution of this Agreement, including, without limitation, all documentary stamps, recordation and transfer taxes, filing fees and other costs and taxes incident to recordation of any document in connection herewith, and, if any such expenses shall be paid or incurred by First Union, to pay to First Union upon written demand the amount of such expenses. Borrowers also agree to pay to First Union, upon written demand by First Union, from time to time, interest on the outstanding amount of all expenses paid by First Union referred to in this Subsection 4(n), from the date of First Union's demand for payment of such expenses until the same are paid in full, at the highest rate and calculated in the manner provided in the Amended and Restated Commercial Promissory Note described in Section 3 above.

                 5. Representations and Warranties of Guarantor. The Guarantor confirms his agreement to guarantee all of the Borrowers' Obligations to First Union and consents to the execution and performance by the Borrowers of all terms and conditions of this Agreement and the documents to be executed in connection with this Agreement.

                 6.       Additional Waivers by Borrowers.

                          Each Borrower hereby waives, to the extent the same
may be waived under applicable law:

                          (a)     notice of acceptance by First Union of this
Agreement;

                          (b)     all claims, causes of action and rights of
Borrower against First Union on account of actions taken or not taken by First Union in the exercise of First Union's rights or remedies hereunder or under any other Loan Documents, or under law, provided that the same did not arise from First Union's gross negligence or willful misconduct;

                          (c)     all claims and causes of action of Borrower
against First Union for punitive, exemplary or other non-compensatory damages;

                          (d)     all rights of redemption of Borrower with
respect to any of the Collateral;

                          (e)     if First Union seeks to repossess any or all
of the Collateral by judicial proceedings, any bonds or demands for possession which otherwise may be required;

                          (f)     all rights of Borrower to have marshalled the
Collateral or any other security for any of the Obligations;

                          (g)     presentment, protest, notice of protest and
notice of nonpayment with respect to all of the Obligations;

                          (h)     settlement, compromise or release of the
obligations of any other person primarily or secondarily liable upon or obligated with respect to any of the Obligations;

                          (i)     substitution, impairment, exchange or release
of any direct or indirect security for any of the Obligations; and

                          (j)     any duty or obligation of First Union to
disclose to Borrower any information concerning any other customer or client, or prospective customer or client, of First Union.

         Each Borrower agrees that First Union may exercise any or all of its rights and/or remedies hereunder, under the other Loan Documents and under law without resorting to, without regard to, and regardless of the adequacy of, any security or other sources of liability with respect to any of the Obligations.

                 7. Release. The Borrowers and the Guarantor each hereby release and forever waive and relinquish all claims, demands, obligations, liabilities and causes of action of whatsoever kind or nature, whether known or unknown, which it or he has, may have, or might have or assert now or in the future against First Union and its directors, officers, employees, attorneys, agents, successors, predecessors and assigns and any affiliates, subsidiaries or related entities of First Union and their directors, officers, employees, attorneys, agents, successors, predecessors and assigns, directly or indirectly, arising out of, based upon, or in any manner connected with any transaction, event, circumstance, action, failure to act, or occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken, permitted, or begun before the execution of this Agreement.

                 8. Further Assurances and Corrective Instruments. Each Borrower will execute, acknowledge and deliver, from time to time, such supplements hereto and such further instruments and documents as First Union may require in its discretion to evidence any obligation of the Borrower to First Union, to protect, perfect and enforce First Union's interest in any collateral security for such obligations or to facilitate the carrying out of the intentions of the parties to this Agreement.

                 9. Consent to Assignment of Loans and Disclosure of Documents. Each Borrower consents to the sale and assignment by First Union of any or all of First Union's interest in the loans evidenced by the Loan Documents at any time in First Union's sole and absolute discretion. Within fifteen (15) days after any such sale or assignment, First Union shall provide the applicable Borrower with notice of the name of the individual or entity purchasing the loan. In conjunction with any such assignment, each Borrower consents to the disclosure of any and all books, records, files, loan agreements, notes, deeds of trust, guaranties, financing statements, assignments of leases, statements, ledger cards, signature cards, corporate and/or partnership documents, financial statements, leases, appraisals, environmental audits, hazard and liability insurance policies, title insurance policies, loan payment histories, income tax returns, credit analyses, notes, correspondence, internal memoranda, checks, deposit account records and other documents relating to any Loan Document to prospective assignees.

                 10. Power of Attorney. Each Borrower makes, constitutes and appoints First Union and any agent of First Union designated by First Union as its true and lawful attorney-in-fact with full power and authority to endorse, execute and sign for it and in its name all documents and writings which it is required to execute and deliver to First Union under this Agreement, any document executed in connection with this Agreement or the Loan Documents, which First Union deems necessary or appropriate to perfect, preserve, protect, or enforce First Union's security interest or rights under this Agreement or the Loan Documents.

                 11.      Miscellaneous.

                 (a)      Future Restructure.

                          The Borrowers agree that (i) First Union has no
obligation whatsoever to discuss, negotiate, or to agree to any restructuring of the Line of Credit or the Term Loan, or any modification, amendment, restructuring or reinstatement of the Loan Documents, as amended by this Agreement and the documents executed in connection with this Agreement, or, except as expressly provided in this Agreement and the documents executed in connection with this Agreement, to forbear from exercising its rights and remedies under the Loan Documents, as amended by this Agreement and the documents executed in connection with this Agreement and (ii) if there are any future discussions among First Union and the Borrowers concerning any such restructuring, modification, amendment, or reinstatement, then no restructuring, modification, amendment, reinstatement, compromise, settlement, agreement, or understanding with respect to the Line of Credit or the Term Loan, the Loan Documents, as amended by this Agreement and the documents executed in connection with this Agreement, the Collateral or any aspect thereof shall constitute a legally binding agreement or contract or have any force or effect whatsoever unless and until reduced to writing and signed by the authorized representatives of the Borrowers, and that none of the Borrowers shall assert or claim in any legal proceedings or otherwise that any such agreement exists except in accordance with the terms of this subsection.

                 (b)      Waivers by First Union.

                          Neither any failure nor any delay on the part of
First Union in exercising any right, power or remedy under this Agreement, the Loan Documents, or under applicable law shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercises thereof or the exercise of any other right, power or remedy. No waiver or forbearance by First Union as to any Borrower shall waive or release any rights or claims which First Union may now have or hereafter have against any other person, firm or individual. First Union reserves all rights except to the extent expressly provided herein.

                 (c)      Modifications.

                          No modification or waiver of any provision of this
Agreement or the Loan Documents, and no consent by First Union to any departure by any Borrower therefrom shall in any event be effective unless the modification, waiver or consent shall be in writing. Any such waiver or consent shall be effective only in the specific instance or for the purpose for which given. No notice to or demand upon any Borrower in any case shall entitle any Borrower to any other or further notice or demand in the same, similar or other circumstances.

                 (d)      No Release or Discharge.

                          Nothing set forth in this Agreement is intended to or
shall act to nullify, discharge or release any obligation of any Borrower or to waive or release any collateral given to

First Union, nor shall this Agreement be deemed or considered to operate as a novation of any of the Loan Documents or any obligation thereunder. Except to the extent of any express conflict with this Agreement, each and all of the terms and conditions of the Loan Documents shall remain in full force and effect. Nothing in this Agreement shall be construed to release or discharge the parties from any of their obligations to First Union arising out of the Loan Documents and the parties reaffirm their indebtedness to First Union under the Loan Documents.

                 (e)      No Intent to Supersede.

                          Nothing contained in this Agreement is intended to
supersede the terms and conditions of the Loan Documents, except to the extent that the terms and conditions of this Agreement and the documents to be executed contemporaneously with this Agreement are inconsistent with the terms and conditions of the Loan Documents.

                 (f)      Applicable Law.

                          The performance, construction and enforcement of this
Agreement shall be governed by the laws of the Commonwealth of Virginia.

                 (g)      Survival; Successors and Assigns.

                          All covenants, agreements, representations and
warranties made herein and in the Loan Documents shall continue in full force and effect. Whenever in this Agreement any of the parties is referred to, such reference shall be deemed to include the successors and assigns of such party. All covenants, agreements, representations and warranties by or on behalf of any Borrower which are contained in this Agreement and the Loan Documents shall inure to the benefit of First Union and its successors and assigns. No Borrower may assign this Agreement or any of its rights hereunder.

                 (h)      Severability.

                          If any term, provision or condition, or any part
thereof, of this Agreement or of the Loan Documents shall for any reason be found or held to be invalid or unenforceable by any court or governmental agency of competent jurisdiction, such invalidity or unenforceability shall not affect the remainder of such term, provision or condition or any other term, provision or condition, and this Agreement and the Loan Document shall survive and be construed as if such invalid or unenforceable term, provision or condition had not been contained therein.

                 (i)      Merger and Integration.

                          This Agreement, the Loan Documents and any documents
or instruments to be delivered in accordance with this Agreement contain the entire agreement of the parties hereto with respect to the matters covered and the transactions contemplated hereby, and no other agreement, statement or promise made by any party hereto, or any employee, officer, agent or attorney of any party hereto, shall be valid or binding.

                 (j)      Headings.

                          The headings and subheadings contained in the titling
of this Agreement are intended to be used for convenience only and shall not be used or deemed to limit or diminish any of the provisions hereof.

                 (k)      Gender, Singular.

                          All references made (a) in the neuter, masculine or
feminine gender shall be deemed to have been made in all such genders, and (b) in the singular or plural number shall be deemed to have been made, respectively, in the plural or singular number as well.

                 (l)      Time of Essence.

                          Time is of the essence of this Agreement.

                 12.      Notices.

                          Any notices required or permitted by this Agreement
or the Loan Documents shall be in writing and shall be deemed delivered if hand delivered or delivered by certified mail, postage prepaid, return receipt requested, or by telecopy or telegraph as follows, unless such address is changed by written notice hereunder:

         If to the Borrowers:

                          UOL Publishing, Inc.
                          8251 Greensboro Drive, Suite 500
                          McLean, Virginia 22102
                          ATTN:  Joanne O'Rourke Hindman, CFO


                          Cognitive Training Associates, Inc.
                          8251 Greensboro Drive, Suite 500
                          McLean, Virginia 22102
                          ATTN:  Joanne O'Rourke Hindman, CFO


                          Ivy Software, Inc.
                          8251 Greensboro Drive, Suite 500
                          McLean, Virginia 22102
                          ATTN:  Joanne O'Rourke Hindman, CFO


                          Cooper & Associates, Inc.
                          8251 Greensboro Drive, Suite 500
                          McLean, Virginia 22102
                          ATTN:  Joanne O'Rourke Hindman, CFO


                          HTR, Inc.
                          8251 Greensboro Drive, Suite 500
                          McLean, Virginia 22102
                          ATTN:  Joanne O'Rourke Hindman, CFO


                          UOL Leasing, Inc.
                          8251 Greensboro Drive, Suite 500
                          McLean, Virginia 22102
                          ATTN:  Joanne O'Rourke Hindman, CFO

         If to the Guarantor:


                          Narasimhan P. Kannan
                          c/o UOL Publishing, Inc.
                          8251 Greensboro Drive, Suite 500
                          McLean, Virginia 22102


         If to First Union National Bank :


                          Thomas G. Cooper, Sr.
                          Vice President
                          First Union National Bank
                          Seventh Floor
                          1970 Chain Bridge Road
                          McLean, Virginia  22102


                 with a copy to:


                          David S. Musgrave, Esquire
                          Piper & Marbury L.L.P.
                          36 South Charles Street
                          Baltimore, Maryland  21201


         13. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement.

         14. Waiver of Jury Trial. THE BORROWERS WAIVE ALL RIGHT TO TRIAL BY JURY OF ALL CLAIMS, DEFENSES, COUNTERCLAIMS AND SUITS OF ANY KIND ARISING FROM OR RELATING TO THIS AGREEMENT AND THE OBLIGATIONS EVIDENCED HEREBY. THE BORROWERS ACKNOWLEDGE THAT THEY MAKE THIS WAIVER VOLUNTARILY AND KNOWINGLY AFTER CONSULTATION WITH COUNSEL OF THEIR CHOICE. THE BORROWERS AGREE THAT ALL SUCH CLAIMS, DEFENSES, COUNTERCLAIMS AND SUITS SHALL BE TRIED BEFORE A JUDGE OF COMPETENT JURISDICTION, WITHOUT A JURY.

         15. Binding Effect. This Agreement shall have no effect at law or equity unless and until First Union has executed this Agreement.


         IN WITNESS WHEREOF, the parties hereto have executed or caused to be executed, this Agreement under seal as of the date first written above.



WITNESS:                              UOL PUBLISHING, INC.



                                   By:                             (SEAL)
--------------------------------      -----------------------------
                                      Narasimhan P. Kannan
                                      Chairman and Chief Executive Officer




                                      COGNITIVE TRAINING ASSOC., INC.





                                   By:                             (SEAL)
--------------------------------      -----------------------------
                                      Narasimhan P. Kannan
                                      Chairman and Chief Executive Officer





                                      IVY SOFTWARE, INC.





                                   By:                             (SEAL)
--------------------------------      -----------------------------
                                      Narasimhan P. Kannan
                                      Chairman and Chief Executive Officer



                                      COOPER & ASSOCIATES, INC.




                                   By:                             (SEAL)
--------------------------------      -----------------------------
                                      Narasimhan P. Kannan
                                      Chairman and Chief Executive Officer

                                      HTR, INC.





                                   By:                             (SEAL)
--------------------------------      -----------------------------
                                      Narasimhan P. Kannan
                                      Chairman and Chief Executive Officer





                                      UOL LEASING, INC.





                                   By:                             (SEAL)
--------------------------------      -----------------------------
                                      Narasimhan P. Kannan
                                      Chairman and Chief Executive Officer





                                                                   (SEAL)
--------------------------------      -----------------------------
                                      NARASIMHAN P. KANNAN





                                      FIRST UNION NATIONAL BANK





                                   By:                              (SEAL)
--------------------------------       -----------------------------
                                       Gregory A. Baugher
                                       Senior Vice President

                                   IMPORTANT

THIS FIRST ALLONGE TO AMENDED AND RESTATED COMMERCIAL PROMISSORY NOTE AMENDS AN INSTRUMENT WHICH CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.



                     FIRST ALLONGE TO AMENDED AND RESTATED
                          COMMERCIAL PROMISSORY NOTE

         This FIRST ALLONGE TO AMENDED AND RESTATED COMMERCIAL PROMISSORY NOTE (this "First Allonge") is effective the 15th day of July, 1998, by and among FIRST UNION NATIONAL BANK ("Lender"), and UOL PUBLISHING, INC., COGNITIVE TRAINING ASSOCIATES, INC., IVY SOFTWARE, INC., COOPER & ASSOCIATES, INC., HTR, INC., and UOL LEASING, INC. (collectively, the "Borrowers" and individually a "Borrower").

                                    RECITALS


         1. The Borrowers are indebted to the Lender (the "Loan") pursuant to an Amended and Restated Commercial Promissory Note (the "Note") dated May 18, 1998, in the original principal sum of $4,000,000.

         2. The Borrowers have requested that the Lender modify the terms of the Note, and the Lender is agreeable to doing so subject to the terms and conditions set forth herein and in a Third Loan Modification Agreement executed contemporaneously with this First Allonge (the "Third Loan Modification Agreement").

         NOW, THEREFORE, in consideration of the foregoing, the Borrowers and the Lender agree that the Note is amended as follows:

         1. Repayment Terms. The last two sentences of the paragraph titled "Repayment Terms" on page 3 of the Note are deleted in their entirety and replaced with the following:

                 On or before August 14, 1998, the Borrowers shall make a principal payment of $250,000 on this Note. This Note shall be due and payable in full, including all principal and accrued interest, on September 8, 1998.

         2. No Novation. All of the terms, covenants and conditions of the Note shall continue in full force and effect, as amended by this First Allonge. This First Allonge is not intended to be, and shall not constitute, a substitution or novation of the Note.

         3. Renewal of Covenants and Agreements. The Borrowers renew their covenants and agreements to pay the indebtedness evidenced by the Note in accordance with the terms and provisions thereof, as amended by this First Allonge. The Borrowers further renew their covenants and agreements to perform, comply with and be bound by each and every of the other terms and provisions of the Note, as amended by this First Allonge, each and every of the terms and provisions of the other loan documents relating to the Loan (the "Loan Documents"), as amended by the Third Loan Modification Agreement and any other documents executed in connection with the Third Loan Modification Agreement which relate to the Loan.

         4. Representations. The Borrowers represent, warrant and agree that the statements set forth in the Recitals of this First Allonge are true and correct. The Borrowers further represent, warrant and agree that (i) there are no claims, defenses or setoffs with respect to the Note, as amended by this First Allonge or with respect to the indebtedness evidenced or secured thereby or with respect to the collection or enforcement of any of the same; (ii) no event of default has occurred and is continuing under the Note, as amended by this First Allonge; (iii) the

Lender has made no representations or commitments, oral or written, or undertaken any obligations other than as expressly set forth in this First Allonge or in the Third Loan Modification Agreement and (iv) each and every of the provisions of the Note, as amended by this First Allonge, and each and every of the provisions of the Loan Documents are, and shall remain, in full force and effect and lawful and binding obligations of the Borrowers and enforceable in accordance with their respective terms.

         5. Successors and Assigns. Each and every of the terms and provisions of this First Allonge shall be binding upon and shall inure to the benefit of the parties and their respective heirs, successors, personal representatives and assigns.

         IN WITNESS WHEREOF, the Borrowers have caused this First Allonge to be executed under seal as of the date first written above.


WITNESS:                                 UOL PUBLISHING, INC.





                                      By:                             (SEAL)
---------------------------------        -----------------------------
                                         Narasimhan P. Kannan
                                         Chairman and Chief Executive Officer




                                         COGNITIVE TRAINING ASSOC., INC.




                                      By:                             (SEAL)
---------------------------------        -----------------------------
                                         Narasimhan P. Kannan
                                         Chairman and Chief Executive Officer




                                         IVY SOFTWARE, INC.




                                      By:                             (SEAL)
---------------------------------        -----------------------------
                                         Narasimhan P. Kannan
                                         Chairman and Chief Executive Officer

                                         COOPER & ASSOCIATES, INC.




                                      By:                             (SEAL)
---------------------------------        -----------------------------
                                         Narasimhan P. Kannan
                                         Chairman and Chief Executive Officer




                                         HTR, INC.




                                      By:                             (SEAL)
---------------------------------        -----------------------------
                                         Narasimhan P. Kannan
                                         Chairman and Chief Executive Officer




                                         UOL LEASING, INC.




                                      By:                             (SEAL)
---------------------------------        -----------------------------
                                         Narasimhan P. Kannan
                                         Chairman and Chief Executive Officer




                                                                      (SEAL)
---------------------------------        -----------------------------
                                         NARASIMHAN P. KANNAN




                                         FIRST UNION NATIONAL BANK




                                    By:                               (SEAL)
---------------------------------        -----------------------------
                                         Gregory A. Baugher
                                         Senior Vice President





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